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                                                                   EXHIBIT 10.19

                               PACKAGED ICE, INC.
                               FIRST AMENDMENT TO
                            INDEMNIFICATION AGREEMENT


         THIS FIRST AMENDMENT to the Indemnification Agreement (defined herein below) is entered into by and between Packaged Ice, Inc., a Texas corporation (hereinafter the "Company") and ___________, a member of the Company's board of directors (hereinafter referred to as "Indemnitee" and together with the Company as the "Parties"), and shall be effective as of the date set forth on the signature page hereto (this "First Amendment"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to those terms in the Indemnification Agreement.

                                    RECITALS:

         WHEREAS, the Company and Indemnitee entered into that certain Indemnification Agreement effective as of _________ (the "Indemnification Agreement"); and

         WHEREAS, the Parties wish to amend the Indemnification Agreement to provide for indemnification against all reasonable expenses, including attorneys' fees and court costs, actually and reasonably incurred by Indemnitee in connection with the enforcement of or collection of amounts due under the Indemnification Agreement and any other such "fees on fees."

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as herein set forth.

         Section 5 of the Indemnification Agreement is hereby amended and restated in its entirety as follows:

                  "5. Additional Indemnification. Subject only to the exclusions set forth in Section 6 hereof, the Company hereby agrees that it shall hold harmless and indemnify Indemnitee:

                           (a) against any and all judgments, penalties
                  (including excise and similar taxes), fines, settlements and reasonable expenses, including attorneys' fees and court costs, actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, including, without limitation, an action by or on behalf of the shareholders of the Company or by or in the right of the Company, to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director or officer of the Company, or is or was serving, or at any time serves, at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan, or other enterprise;

                           (b) against all reasonable expenses, including
                  attorneys' fees and court costs, actually and reasonably incurred by Indemnitee in connection with the enforcement of or collection of amounts due under this Agreement; and

                           (c) otherwise to the fullest extent as may be
                  provided to Indemnitee by the Company under the provisions of the Corporation Act permitting such indemnification."

         To the extent any provision of the Indemnification Agreement is not expressly overriden by a contrary term in this First Amendment, the Indemnification Agreement shall continue in full force and effect, and the same is hereby ratified in full. In the event that provisions of this First Amendment conflict with the Indemnification Agreement, the provisions of this First Amendment shall control.

                            (SIGNATURE PAGE FOLLOWS)



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          (SIGNATURE PAGE TO THE PACKAGED ICE, INC. FIRST AMENDMENT TO
                           INDEMNIFICATION AGREEMENT)

         IN WITNESS WHEREOF, the Parties have duly executed this First Amendment effective as of November 22, 2002.


                                   PACKAGED ICE, INC.



                                   By:
                                        ----------------------------------------
                                   Print Name:
                                                --------------------------------
                                   Print Title:
                                                 -------------------------------



                                   INDEMNITEE:



                                   By:
                                      ------------------------------------------
                                   Print Name:
                                   Print Title:


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